UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2025

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Notes Offering
On September 3, 2025, Cleveland-Cliffs Inc. (the “Company”) announced that it launched and priced a private offering of $850 million aggregate principal amount of Senior Guaranteed Notes due 2034 (the “Notes”) in an offering exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The Notes will bear interest at an annual rate of 7.625% and will be issued at par.
The Notes offering is expected to close on September 8, 2025, subject to the satisfaction of customary closing conditions.
A copy of the launch and pricing press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell, nor a solicitation of an offer to buy, the Notes or any other securities. The Notes will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
Redemptions
On September 3, 2025, the Company also issued (1) a conditional notice to redeem in full (the “5.875% 2027 Notes Redemption”) the outstanding $556 million aggregate principal amount of our 5.875% Senior Guaranteed Notes due 2027 (the “5.875% 2027 Notes”) at a redemption price of 100.000% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the redemption date, (2) a conditional notice to redeem in full (together with the 5.875% 2027 Notes Redemption, the “Cliffs 2027 Notes Redemptions”) the outstanding $73 million aggregate principal amount of our 7.000% Senior Guaranteed Notes due 2027 (together with the 5.875% 2027 Notes, the “Cliffs 2027 Notes”) at a redemption price of 100.000% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the redemption date, and (3) a notice to redeem in full (the “AKS 2027 Notes Redemption”) the outstanding $56 million aggregate principal amount of Cleveland-Cliffs Steel Corporation’s (f/k/a AK Steel Corporation) 7.000% Senior Notes due 2027 (together with the Cliffs 2027 Notes, the “2027 Notes”) at a redemption price of 100.000% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, notifying such holders that the Company intends to redeem all of the 2027 Notes on October 3, 2025.
The Cliffs 2027 Notes Redemptions are conditioned on the consummation of the Notes offering discussed above, but the AKS 2027 Notes Redemption is not conditioned on the consummation of the Notes offering discussed above.
This Current Report on Form 8-K does not constitute an offer to purchase, a notice of redemption or a solicitation of an offer to purchase any series of the 2027 Notes.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.
Exhibit Number	Description

99.1	Cleveland-Cliffs Inc. published a news release on September 3, 2025, captioned “Cleveland-Cliffs Inc. Announces Proposed Offering of $600 Million of Senior Unsecured Guaranteed Notes.”
99.2	Cleveland-Cliffs Inc. published a news release on September 3, 2025, captioned “Cleveland-Cliffs Announces Upsizing and Pricing of $850 Million of Senior Unsecured Notes due 2034.”
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	September 3, 2025	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal and Administrative Officer & Secretary
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